Unaudited Quarterly Consolidated Financial Data	12 Months Ended
Dec. 31, 2011
Unaudited Quarterly Consolidated Financial Data
20.	UNAUDITED QUARTERLY CONSOLIDATED FINANCIAL DATA

We operate our business on a manufacturing calendar, with our fiscal year always ending on December 31. Each quarter is 13 weeks, consisting of two four-week periods and one five-week period. Our first and fourth quarters may have more or fewer shipping days from year to year based on the days of the week on which holidays and December 31 fall.

In addition, during the fourth quarter of fiscal year 2011, we identified and corrected an immaterial error which impacted the consolidated financial statements for the years ended December 31, 2010 and 2009, related to the elimination of intercompany profits on the sale of products between subsidiaries. This error resulted in an overstatement of cost of goods sold of $1.1 million and $3.1 million for the years ended December 31, 2009 and 2010, respectively.

Based on a quantitative and qualitative analysis of the error as required by SAB 108, we determined that correcting the cumulative impact of this error, which decreased cost of goods sold and increased property and equipment by $4.2 million in the fourth quarter of the year ended December 31, 2011, was not material to the results for the year ended December 31, 2011.

In the fourth quarter of 2011, we determined that the carrying value of our Empi and Surgical Implant reporting units was in excess of their estimated fair value. As a result, we recorded an aggregate goodwill impairment charge of $124.1 million.

In addition, during the fourth quarter of 2011, we determined that the carrying value of our Empi trade name was in excess of its estimated fair value and recorded an impairment charge of $16.9 million.

The following table presents our unaudited quarterly consolidated financial data (in thousands):

	Three months ended
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011
Net sales	$249,711	$277,786	$263,118	$284,155
Gross profit	156,555	166,696	155,655	177,726
Operating income (loss)	11,919	7,243	8,889	(120,316)
Net loss	(20,924)	(18,960)	(25,706)	(147,997)
Net loss attributable to DJOFL	(21,239)	(19,255)	(25,764)	(148,211)

	Three months ended
	April 3, 2010	July 3, 2010	October 2, 2010	December 31, 2010
Net sales	$240,076	$242,527	$233,559	$249,811
Gross profit	152,722	157,962	149,412	160,607
Operating income	17,571	15,969	21,445	32,895
Net (loss) income	(33,336)	564	(7,531)	(11,372)
Net (loss) income attributable to DJOFL	(33,658)	243	(7,715)	(11,402)